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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Report --  June 12, 1998


                            PRECISION AUTO CARE, INC.
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             (Exact name of registrant as specified in its charter)

  Virginia                         1-14510                       54-1847851
 (State of                       (Commission                    (IRS Employer
Incorporation)                   File Number)                Identification No.)

748 Miller Drive, S.E., Leesburg, Virginia  20175
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(Address of principal executive offices)                              (Zip Code)

                                 (703) 777-9095
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              (Registrant's telephone number, including area code)

                                      N/A
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                                (Former Address)


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



                           On April 15, 1998, the Registrant filed a Current
Report on Form 8-K to report its acquisition of Promotora de Franquicias Praxis, S.A. de C.V. Item 2 of this report is not being amended by this filing.

Item 1.  N/A

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

                           On March 31, 1998, Precision Auto Care, Inc.
("PACI"), a provider of automotive maintenance services and franchisor of automotive car care centers, completed the acquisition of Promotora de Franquicias Praxis, S.A. de C.V. ("PRAXIS"), a Mexican corporation which is PACI's Mexican master licensee. Under terms of the Subscription and Stock Purchase Agreement (the "Agreement"), PACI acquired the license rights to Mexico and Puerto Rico, five Precision Tune Auto Care Centers and the Mexican auto parts distribution operation. In consideration for the acquisition, PRAXIS received 619,265 shares of PACI common stock, and U.S. $3,770,365 in cash.

Items 3. - 6.     N/A

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)&(b)  Financial Statements of Business Acquired
                           -----------------------------------------
and Pro Forma Financial Information.
------------------------------------

                  Audited financial statement for the year ended December 31, 1997, and the pro forma financial statements required by Item 7 were not available at the time of the original filing. Pursuant to Items 7(a)(4) and 7(b)(2) of Form 8- K, the following financial statements and pro forma financial information are hereby filed on this Form 8-K/A:

                   Audited Financial Statement of Promotora de
Franquicias Praxis, S.A. de C.V. for the year ended December 31,
1997.

                   Pro Forma Consolidated Statements of Income for the year ended June 30, 1997 and the nine months ended March 31, 1998, and Pro Forma Consolidated Balance Sheet as of March 31, 1998.

                  (c)              Exhibits.
                                   ---------
                  Exhibit                   Description
                  -------                   -----------
                  7.1                       Audited Financial Statement of
                                            Promotora de Franquicias Praxis,
                                            S.A. de C.V. for the year ended
                                            December 31, 1997.

                  7.2                       Pro Forma Consolidated Statements of
                                            Income for the year ended June 30,
                                            1997 and the nine months ended March
                                            31, 1998, and Pro Forma Consolidated
                                            Balance Sheet as of March 31, 1998.

                  7.3                       Consent of Borland, Benefield,
                                            Crawford & Webster, P.C.,
                                            independent auditors.

Items 8. - 9.     N/A

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



                            PRECISION AUTO CARE, INC.

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      PRECISION AUTO CARE, INC.

                                                      By: /s/ John F. Ripley
                                                         -----------------------
                                                         John F. Ripley
                                                         President

Date: June 12, 1998
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


                                 EXHIBIT INDEX

                  Exhibit                   Description
                  -------                   -----------
                  2.1                       Subscription and Stock Purchase
                                            Agreement dated as of March 31, 1998
                                            by and among Precision Auto Care,
                                            Inc., Precision Auto Care Mexico I,
                                            S. de R.L. de C.V., Promotora de
                                            Franquicias Praxis, S.A. de C.V.
                                            ("PFP") and each of PFP's
                                            stockholders named in Schedule I to
                                            the Agreement.*

                  2.3                       Press release published on March 31,
                                            1998.*

                  7.1                       Audited Financial Statement of
                                            Promotora de Franquicias Praxis,
                                            S.A. de C.V. for the year ended
                                            December 31, 1997.

                  7.2                       Pro Forma Consolidated
                                            Statements of Income for
                                            the year ended June 30,
                                            1997 and the nine months
                                            ended March 31, 1998, and
                                            Pro Forma Consolidated
                                            Balance Sheet as of March
                                            31, 1998.

                  7.3                       Consent of Borland, Benefield,
                                            Crawford & Webster, P.C., independent
                                            auditors.


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*        Previously filed.

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